                                                                    EXHIBIT 99.2

               THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT


     THIS THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT, dated as of November _____, 1999, is made by and between P. G. DESIGN ELECTRONICS, INC., a Delaware corporation (the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation formerly known as Norwest Business Credit, Inc. (the "Lender").

                               R E C I T A L S:

     The Borrower and the Lender have entered into a Credit and Security Agreement dated as of December 31, 1998, as amended (the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

     The Borrower has requested that the Lender make a special accommodation advance to the Borrower, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.   Defined Terms.  Capitalized terms used in this Amendment which are defined
     -------------
in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

          "Borrowing Base" means, at any time the lesser of:

               (a)  the Maximum Line; or

               (b) subject to change from time to time in the Lender's discretion, the sum of:

                    (i) the lesser of (A) 85% of Eligible Accounts or (B) $10,500,000; plus
                                       ----
                    (ii) the lesser of (A) 32% of Eligible Inventory, which percentage shall continue to be reduced (1) on the first day of each month by 1% per month commencing on December 1, 1999 and (2) on the fifteenth day of each month by 2.5% per month commencing on December 15, 1999, or (B) $1,400,000, which amount shall continue to be reduced on the fifteenth day of each month by $100,000 commencing on December 15, 1999; minus
                                                                    -----

                    (iii) the Zecal Reserve; plus
                                             ----

                    (iv)  the outstanding amount of the Special Accommodation.

          "Floating Rate" means an annual rate equal to the sum of the Prime Rate plus one fourth percent (.25%), which annual rate shall change when
          ----
     and as the Prime Rate changes.

          "Prime Rate" means the rate of interest publicly announced from time to time by Wells Fargo Bank, N. A. as its "prime rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

          "Special Accommodation" has the meaning given in Section 2.1(c).

Further, Section 1.1 of the Credit Agreement is amended by deleting the definition for "Base Rate."

4.  Amendment to Section 2.1.  Section 2.1 of the Credit Agreement is amended by
    ------------------------
adding part (c) to read as follows:

          (c) On or after November _____, 1999 the Lender will make a Special Accommodation (the "Special Accommodation") of up to Two Hundred Thousand Dollars ($200,000), which Special Accommodation shall be secured by the Collateral as provided in Article III hereof. The unpaid principal of the Special Accommodation shall be due and payable in full on December 30, 1999.

5.   No Other Changes.  Except as explicitly amended by this Amendment, all of
     ----------------
the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any Advance or Letter of Credit thereunder. Notwithstanding the above revisions to the definition of "Floating Rate," the Borrower hereby acknowledges that interest under the Credit Agreement is currently accruing and will hereafter, so long as the current Default Period is in effect, continue to accrue at the Default Rate (the Floating Rate plus three
                                                                     ----
percent (3%)).

6.   Accommodation Fee.  In consideration of the Lender's execution of this
     -----------------
Amendment, the Borrower hereby agrees to pay to the Lender a fully earned, nonrefundable fee in the amount of Two Thousand Dollars ($2,000).

7.   Conditions Precedent.  This Amendment shall be effective when the Lender
     --------------------
shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

     (a) A Certificate of the Secretary of the Borrower certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the articles of incorporation and bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated as of December 31, 1999 continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

     (b) The Acknowledgment and Agreement of Guarantors set forth at the end of this Amendment, duly executed by each Guarantor.

     (c) Evidence of an additional contribution of capital or loan to the Borrower by Heartland of not less than Two Hundred Thousand Dollars ($200,000).

     (d)  Such other matters as the Lender may require.

8.   Representations and Warranties.  The Borrower hereby represents and
     ------------------------------
warrants to the Lender as follows:

     (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

     (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not
(i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or
(iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

     (c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

9.   References.  All references in the Credit Agreement to "this Agreement"
     ----------
shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

10.  No Waiver.  The execution of this Amendment and acceptance of any documents
     ---------
related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security

Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

11.  Release.  The Borrower, and each Guarantor by signing the Acknowledgment
     -------
and Agreement of Guarantors set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

12.  Costs and Expenses.  The Borrower hereby reaffirms its agreement under the
     ------------------
Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the accommodation fee pursuant to Paragraph 6 hereof.

13.  Miscellaneous.  This Amendment and the Acknowledgment and Agreement of
     -------------
Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit and Security Agreement to be duly executed as of the date first written above.

WELLS FARGO BUSINESS CREDIT, INC.  P. G. DESIGN ELECTRONICS, INC.



By:  ______________________________        By:  ______________________________
Its: ______________________________        Its: ______________________________

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS


     The undersigned, each a guarantor of the indebtedness of P. G. Design Electronics, Inc. (the "Borrower") to Wells Fargo Business Credit, Inc., formerly known as Norwest Business Credit, Inc. (the "Lender"), pursuant to a separate Guaranty each dated as of December 31, 1998 (each, a "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including, without limitation, the release set forth in Paragraph 11 of the Amendment) and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of the Borrower's present and future indebtedness to the Lender.

                              HEARTLAND TECHNOLOGY, INC.

                                             By:  ______________________________
                                             Its: ______________________________

                                             ZECAL CORP.



                                             By:  ______________________________
                                             Its: ______________________________